                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT
                                                  Pursuant to Section 13 or 15(d) of
                                                  the Securities Exchange Act of 1934

                                    Date of Report (Date of earliest event reported): July 26, 2006

                                               RESIDENTIAL ASSET SECURITIES CORPORATION,
                                             on behalf of the RASC Series 2006-EMX6 Trust
                                      (Exact name of issuing entity as specified in its charter)

              Delaware                                333-131209-07                            51-0362653
_____________________________________       _______________________________           _______________________________
   (State or other jurisdiction of              (Commission File Number)                     (IRS Employer
           incorporation)                                                                 Identification No.)

          8400 Normandale Lake Boulevard, Suite 250
                   Minneapolis, Minnesota                                                 55437
__________________________________________________________                   ________________________________________
           (Address of principal executive office)                                     (Zip Code)

                                                   (952) 857-7000
______________________________________________________________________________________________________________________
                               (Registrant's telephone number, including area code )

                                                     N/A
______________________________________________________________________________________________________________________
                             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                               Information to be Included in the Report

Item 8.01.  Other Events.

         On or about July 28, 2006,  Residential  Asset Securities  Corporation,  as depositor for the RASC Series 2006-EMX6 Trust (the
"Trust")  will  issue  Home  Equity  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series  2006-EMX6,  including  the  following publicly-offered  classes:  Class A-1,  Class A-2,  Class A-3,  Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class
M-6, Class M-7, Class M-8 and Class M-9 (the "Certificates").

         Copies of the opinions of Orrick,  Herrington & Sutcliffe  LLP with respect to legality of the  Certificates  and with respect to the Certificates and its opinion with respect to certain federal tax matters,  together with related consents of Orrick,  Herrington
& Sutcliffe LLP to the  incorporation  by reference of such opinions as exhibits to the Registration  Statement,  are filed as Exhibits to this Report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:  The following are filed as Exhibits to this Report:

Exhibit
Number

5.1      Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

8.1      Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

23.1     Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).

23.2     Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).

                                                              SIGNATURES

         Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     RESIDENTIAL ASSET SECURITIES CORPORATION

                                                     By:  /s/ Heather Anderson
                                                     Name:  Heather Anderson
                                                     Title: Vice President

Dated:  July 26, 2006

Exhibit 5.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

Exhibit 8.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

Exhibit 23.1

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).

Exhibit 23.2

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).